UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 15, 2013, Dune Energy, Inc. (the “Company”) entered into an amendment (the “Kovacs Amendment”), effective January 8, 2013, to the Non-Qualified Stock Option Award Agreement between the Company and Stephen Kovacs, a former director of the Company who resigned on January 8, 2013. The Kovacs Amendment provides (i) that the options granted by the Company to Mr. Kovacs shall vest in their entirety as of the date of his resignation, (ii) that Mr. Kovacs shall have two years from the date of his resignation to exercise the options, and (iii) for a mutual release of claims between the Company and Mr. Kovacs. The foregoing description of the Kovacs Amendment is qualified in its entirety by the text of the Kovacs Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On January 15, 2013, the Company entered into an amendment (the “Pearlman Amendment”), effective January 14, 2013, to the Non-Qualified Stock Option Award Agreement between the Company and Emanuel Pearlman, a former director of the Company who resigned on January 14, 2013. The Pearlman Amendment provides (i) that the options granted by the Company to Mr. Pearlman shall vest in their entirety as of date of his resignation, (ii) that Mr. Pearlman shall have two years from the date of his resignation to exercise the options, and (iii) for a mutual release of claims between the Company and Mr. Pearlman. The foregoing description of the Pearlman Amendment is qualified in its entirety by the text of the Pearlman Amendment, a copy of which is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 14, 2013, Emanuel Pearlman submitted his resignation from the Board of Directors of the Company, to be immediately effective, and informed the Company that he did not wish to be considered for nomination to the Board of Directors of the Company at the next annual meeting of stockholders of the Company. The Company’s management is not aware of any disagreement between the Company and Mr. Pearlman on any matter relating to the Company’s operations, policies or practices A copy of Mr. Pearlman’s resignation letter to the Company is attached as Exhibit 10.3 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Non-Qualified Stock Option Award Agreement between the Company and Stephen Kovacs

10.2	Amendment No. 2 to the Non-Qualified Stock Option Award Agreement between the Company and Emanuel Pearlman

10.3	Resignation Letter delivered by Emanuel Pearlman to Dune Energy, Inc. on January 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: January 16, 2013	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to the Non-Qualified Stock Option Award Agreement between the Company and Stephen Kovacs

10.2	Amendment No. 2 to the Non-Qualified Stock Option Award Agreement between the Company and Emanuel Pearlman

10.3	Resignation Letter delivered by Emanuel Pearlman to Dune Energy, Inc. on January 14, 2013